                                        UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D. C. 20549

                                         SCHEDULE 14A
                                        (Rule 14a-101)

                           INFORMATION REQUIRED IN PROXY STATEMENT
                                  SCHEDULED 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of the Securities
                     Securities Exchange Act of 1934 (Amendment No. ___)

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[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to sec.240.14a-12

                                       Edison International
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             (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following e-mail was sent today, March 19, 2007 to all Edison International Employees:

To:  Edison International Employees

The Edison International and Southern California Edison Joint Proxy Statement for the April
26, 2007 Annual Shareholders' Meeting and 2006 Annual Reports are available on Edison
International's internet website at http://www.edisoninvestor.com under "Quick Links."

Employees who had investments in the Edison International Stock Fund through the Edison
401(k) Savings Plan on February 26, 2007 but who do not have company-assigned e-mail addresses will receive paper copies of the Edison International documents.  All other employees who participate in the Edison 401(k) Savings Plan or who hold Edison International stock options, restricted stock units or performance shares may request paper copies of the
Edison International documents at no charge by contacting the SCE Law Department, Corporate
Governance, at 2244 Walnut Grove Avenue, P.O. Box 800, Rosemead, CA 91770, or at (626)
302-6103.

Barbara E. Mathews
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary